Parnassus Funds Quarterly Report

March 31, 2024

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2024

May 3, 2024

Dear Shareholder,

The first quarter was another strong one for stock performance, as our equity funds gained between 7% and 13% during the quarter. The Parnassus Growth Equity Fund, which was our best performer last year, continued its impressive run with a gain of 13%, while our flagship Core Equity Fund and our Value Equity Fund posted returns of around 10%. Our other two stock funds, the Mid Cap Fund and the Mid Cap Growth Fund, made healthy returns of around 8%. Finally, although the Parnassus Fixed Income Fund outperformed its benchmark, it returned -0.4% as interest rates ticked higher during the quarter, driving down the value of bonds. In the reports that follow, you will find detailed commentary on all six of our funds.

I also want to make you aware that we will be transitioning this report to two times per year rather than quarterly to help reduce paper usage and eliminate waste as part of our commitment to sustainable business practices. Going forward, you’ll receive a semi-annual report for the June 30 period and an annual report for the December 31 period. You can visit our website, www.parnassus.com, for timely information on all our funds, including new quarterly commentary reports, monthly holdings and investment-return information. Another great option is to subscribe for updates on our home page. If you do so, you’ll receive emails that contain insights from our portfolio managers and senior leaders on a more regular basis. You will also be invited to our quarterly discussions, which cover much of the same information you’re used to receiving in these reports.

New Team Members

Parnassus has grown rapidly over the past seven years. Entering 2024, we assessed various parts of our business and established some new roles to help us better manage it. We welcomed five new employees to Parnassus in the first quarter of the year.

Daniel Cremisi joined us as an Analyst on the Investment team. Daniel studied at the University of Pennsylvania and previously worked at Warburg Pincus in the financial services group, covering lending and wealth management as well as bank-rescue transactions during the regional bank crisis in 2023. Outside of work, his main hobbies are competitive chess and staying active, particularly by playing basketball and soccer.

Sean Healy is our new Vice President, Institutional Relations, working out of Massachusetts to service clients in the northeast. Sean previously worked at Putnam Investments, covering home offices of broker-dealer firms. He attended Boston College and earned an MBA in finance from Suffolk University while at Putnam. He is a CFA charterholder. Sean enjoys playing golf and taking his four children on outings across New England.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Quarterly Report • 2024

Shanna Leonard joined our firm as Senior Manager, Digital Marketing with more than 20 years of marketing experience across large financial companies and early-state fintech startups. Most recently, Shanna was VP of marketing at Secfi and held marketing roles before that at BlackRock, Charles Schwab and Dow Jones. She enjoys reading and hosting dinner parties with friends and is writing a children’s book.

Sam Moss is our new Senior Associate, Middle Office Operations. He previously worked on the investment operations team at Broadmark Asset Management, where he developed extensive experience relating to the middle office and trading support. In his free time, Sam stays active through basketball, running and a new hobby—golf. He also enjoys trying new recipes.

Angela Sangalang joined us as an Administrative Assistant supporting our Operations teams after having worked at a private wealth management office in San Francisco. She received her B.A. from the University of California, San Diego. Outside of work, Angela enjoys scrolling through Yelp to find new restaurants, spending time with her friends and family and cooking.

Thank you as always for entrusting your assets to Parnassus Investments.

Benjamin E. Allen

CEO and Portfolio Manager

Quarterly Report • 2024

Parnassus Core Equity Fund

As of March 31, 2024, after taking dividends into account, the Parnassus Core Equity Fund – Investor Shares (“the Fund”) had a total return of 9.99% for the first quarter. This compares to a gain of 10.56% for the S&P 500 Index (“S&P 500”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	27.78	10.02	14.80	12.61	0.82	0.82

Parnassus Core Equity Fund – Institutional Shares	28.03	10.24	15.04	12.84	0.62	0.61

S&P 500 Index	29.88	11.49	15.05	12.96	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.82% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2025 and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

In the quarter ending March 31, 2024, the Fund returned 9.99% for the quarter, slightly underperforming the S&P 500 Index’s 10.56%. From the sector perspective, positive stock selection in Information Technology and an underweight in Consumer Discretionary boosted relative performance, while weakness in some of our holdings in Communication Services, Financials and Industrials presented headwinds.

The Fund’s top three relative contributors for the quarter—Apple, Oracle and Applied Materials—all came from the Information Technology sector. On the downside, Charter Communications led detractors, followed by Intel and Roche Holding.

Apple struggled in the first quarter, meaning that our underweight position proved beneficial. Reports of declining iPhone sales in China and concerns over the company’s product pipeline dampened investor sentiment. Antitrust actions by the U.S. and European Union governments regarding Apple’s competitive practices also weighed on the stock.

Oracle reported quarterly financial results that exceeded consensus expectations, with a robust increase in sales for its cloud services and license-support business standing out as a key contributor. Management reiterated the strength of demand for Oracle’s cloud infrastructure, evidenced by major new contracts.

Applied Materials gained as a resurgent environment for semiconductor chip production improved sentiment around the stock. Major manufacturers have been increasing their investment in equipment to make chips that power Internet-connected devices and sensors, driving growth for Applied Materials.

Quarterly Report • 2024

Charter Communications reported weaker-than-expected subscriber additions in the quarter and disclosed significant exposure to the government-subsidized Affordable Connectivity Program. The stock underperformed as investors continue to worry about competition and potential subscriber losses if the subsidy is not renewed. We added to the position, as we believe the near-term concerns are outweighed by Charter’s attractive valuation and long-term free cash flow generation potential.

Intel reported strong results for the fourth quarter, but its outlook missed expectations. While demand for the company’s central processing units (CPUs) may have temporarily weakened, we believe the market for Intel’s artificial intelligence (AI) chips will continue to grow and the long-term foundry opportunity is underappreciated.

Roche Holding released a lackluster outlook for 2024, following a year defined by falling demand for its COVID-19 products and cancer drugs. Roche’s investments in its pipeline, including the acquisition of a company that makes diabetes and obesity drugs, provide reasons for optimism.

Parnassus Core Equity Fund

As of March 31, 2024

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2024

Outlook and Strategy

The Fund’s most significant overweights relative to the benchmark as of March 31, 2024, were in Financials, Materials and Information Technology, while its three largest underweights were in Consumer Discretionary, Health Care and Energy (a zero allocation for the Fund).

During the first quarter, the Fund’s underweight in Health Care increased as we sold Gilead Sciences after lackluster performance. We found better opportunities available in the similarly low-volatility, defensive Real Estate and Communication Services sectors.

The Fund’s exposure to Communication Services increased as we initiated a new position in Verizon Communications (funded partly by the Gilead exit) and increased our existing exposure to Charter Communications following weak performance. We consider both Verizon and Charter to be trading at attractive valuations. These moves reduced the Fund’s underweight in Communication Services.

At the beginning of the quarter, the Fund had no exposure to Real Estate. That changed as we added Realty Income based on a valuation that has reoriented to the new higher-rate environment. While development expectations are down to self-funded levels, the business is resilient and presents attractive long-term growth prospects.

In the Information Technology sector, we added a position in Micron Technology, a memory provider entering a cyclical recovery supported by secular trends after a cyclical downturn. We also added shares of Broadcom, a semiconductor company benefiting from the adoption and proliferation of AI. The company has established itself as one of the leading providers of custom silicon products. Micron and Broadcom represent offensive exposure while the additions of Verizon and Realty Income bolster the Fund’s defensive component.

We look through the near-term noise and seek to own competitively advantaged, attractively priced businesses that are positioned to outperform over the long term.

We continue to take a balanced approach to portfolio positioning as the market seems increasingly confident in a soft landing, where the economy moderates but doesn’t enter a recession and inflation continues to trend lower over time. As such, we remain overweight in the competitively advantaged, increasingly relevant businesses positioned to outperform over the long term, while remaining disciplined on valuation.

We have decided not to shift to an overly offensive stance, due to the lack of compellingly priced risk we see in the market. However, we are not pivoting in an overly defensive direction either, given the multitude of supportive factors evident in the economic data and the fact that we continue to see strong demand, impending fiscal and monetary support in an election year and strong secular earnings growth drivers that we believe to be durable (for example, continued digitization and adoption of artificial intelligence (AI) across sectors).

We expect macro volatility to continue in the near term as we see more data, but we remain focused on positioning the portfolio for success in the long term.

As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Quarterly Report • 2024

Parnassus Growth Equity Fund

As of March 31, 2024, the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) had a total return of 12.91% for the first quarter. This compares to a gain of 11.41% for the Russell 1000 Growth Index (“Russell 1000 Growth”).

Below is a table that summarizes the performances of the Parnassus Growth Equity Fund and the Russell 1000 Growth. The returns are for the one-year and since inception periods.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Since Inception*	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund – Investor Shares	41.64	47.50	2.89	0.84

Parnassus Growth Equity Fund – Institutional Shares	41.93	47.81	1.86	0.63

Russell 1000 Growth Index	39.00	46.80	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2025 and may be continued indefinitely by the investment adviser on a year-to-year basis.

*Since Inception, December 28, 2022 (commencement of operations) through March 31, 2024.

First Quarter Review

The Fund returned 12.91%, better than the Russell 1000 Growth’s 11.41%, driven primarily by our stock selection in the Consumer Discretionary and Information Technology sectors. Selection in Health Care and an underweight in Consumer Discretionary also aided results. Conversely, our selection in Communication Services detracted, primarily due to not owning Meta, along with Charter’s underperformance. Holdings in Industrials also weighed on relative results.

The Fund’s top relative contributors for the quarter were our underweight position in Apple, followed by Adyen and a new holding Natera in Health Care. The largest detractors were our underweight of chip maker NVIDIA, followed by Charter Communications and Akamai Technologies.

Apple struggled in the first quarter, meaning that our underweight position proved beneficial. Reports of declining iPhone sales in China and concerns over the company’s product pipeline dampened investor sentiment. Antitrust actions by the U.S. and European Union governments regarding Apple’s competitive practices also weighed on the stock.

Adyen performed strongly during the quarter, regaining investor confidence relative to the previous year. Shares of the Dutch payments company rallied as it reported better-than-expected 2023 earnings, crediting expanded relationships with existing customers and lower costs due to a slowdown in hiring.

Natera, a new position in the portfolio, notched impressive revenue growth for the fourth quarter and full year 2023, leading the genetic testing company to raise its guidance for 2024 and pull forward its timeline for reaching the cash flow break-even point. Natera continues to consolidate and expand coverage for both its Women’s Health and Oncology franchises.

Quarterly Report • 2024

NVIDIA continued its strong 2023 momentum into the first quarter, so our underweight position held back relative returns. The maker of generative AI chips outshone consensus estimates for its fourth-quarter revenue and upgraded its own expectations for first-quarter performance.

Charter Communications missed earnings expectations, as an increase in mobile phone users did not offset a decrease in residential and commercial internet customers. We added to the position based on confidence that Charter’s competitive positioning should improve and that its valuation remains too low.

Akamai Technologies beat earnings estimates but missed revenue expectations for the fourth quarter, pressuring its stock. We initiated the position in Akamai during the quarter and believe its security and cloud businesses will continue to grow over the long term.

Parnassus Growth Equity Fund

As of March 31, 2024

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2024

Outlook and Strategy

The Fund’s most significant overweights relative to the benchmark as of March 31, 2024, were in Financials, Health Care and Materials, while its three largest underweights were in Information Technology, Consumer Discretionary and Consumer Staples.

Financials remained our largest sector overweight, with no change in our positions. We continue to own names with unique exposure to consumer activity, payment processing and private and public debt, focusing on companies with limited balance sheet risk and attractive valuations.

We increased our exposure in our second largest overweight sector, Health Care, with the addition of Natera and Intuitive Surgical, netted against the sale of Vertex. Within Health Care, we own high-quality compounders and product-driven names across subsectors, including medical devices, biopharma, life science tools and payors. We continue to prefer the defensive growth in Health Care to the businesses and valuations in Consumer Staples, where we remain underweight.

Our underweights in Information Technology, Consumer Discretionary and Communication Services were primarily driven by having underweight or no exposure to large benchmark constituents Apple, Tesla and Meta. Our Apple and Tesla underweights were both positive contributors for the quarter. Within Information Technology, we added to our semiconductors and software exposure with Broadcom and PTC, respectively. With the addition of Broadcom, we reduced our underweight to the semiconductors industry.

We made no changes in names or positioning in Consumer Staples, Industrials and Materials. We do not own any Energy, Real Estate or Utilities stocks.

We continue to take a balanced approach to portfolio positioning as the market seems increasingly confident in a soft landing, where the economy moderates but doesn’t enter a recession and inflation continues to trend lower over time. As such, we remain overweight in the competitively advantaged, increasingly relevant businesses positioned to outperform over the long term, while remaining disciplined on valuation.

We have decided not to shift to an overly offensive stance, due to the lack of compellingly priced risk we see in the market. However, we are not pivoting in an overly defensive direction either, given the multitude of supportive factors evident in the economic data and the fact that we continue to see strong demand, impending fiscal and monetary support in an election year and strong secular earnings growth drivers that we believe to be durable (for example, continued digitization and adoption of AI across sectors).

We expect macro volatility to continue in the near term as we see more data, but we remain focused on positioning the portfolio for success in the long term.

As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

Quarterly Report • 2024

Parnassus Value Equity Fund

As of March 31, 2024, the Parnassus Value Equity Fund – Investor Shares (“the Fund”) had a total return of 10.17% for the first quarter. This compares to a gain of 8.99% for the Russell 1000 Value Index (“Russell 1000 Value”).

Below is a table that summarizes the performances of the Parnassus Value Equity Fund and the Russell 1000 Value. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund – Investor Shares	23.49	6.60	15.21	13.67	0.93	0.88

Parnassus Value Equity Fund – Institutional Shares	23.74	6.83	15.47	13.89	0.72	0.65

Russell 1000 Value Index	20.27	8.11	10.32	9.01	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 13.42%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Vaule Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2025 and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

The Fund returned 10.17%, better than the Russell 1000 Value’s 8.99%. From the sector perspective, stock selection in Information Technology contributed the most to relative performance, followed by selection in Communication Services and Real Estate. Our overweight in Financials and underweight in Real Estate also contributed. Stock selection in Health Care, on the other hand, hindered relative results. The Fund’s lack of exposure to Energy, the best-performing sector in the benchmark for the quarter due to a spike in oil prices, also detracted.

Micron shares soared as price increases in memory and storage end markets improved profitability. The semiconductor company remains well positioned to capitalize on the surging demand for artificial intelligence (AI) infrastructure.

Progressive shares appreciated as investors reacted well to the insurer’s latest financials, including higher-than-expected growth in net premiums. The company’s consistently profitable underwriting, scale advantages and strong execution are becoming more evident to investors as it continues to gain market share.

Fidelity National Information Services, a global financial technology company, issued an optimistic outlook for the remainder of 2024, buoying its stock. Improved cost management and completion of the Worldpay spin-off were additional positives.

Intel reported strong results for the fourth quarter. But its sales outlook for the first quarter fell short of expectations which dragged its stock price down. While demand for the company’s central processing units may be temporarily weak, we believe the market for Intel’s personal computer and data center chips will continue to grow.

Biogen lagged as the launch of its Alzheimer’s drug is proving slower than expected. Management has taken steps to improve the global biotechnology company’s financial position, including cost-cutting measures.

Quarterly Report • 2024

Gilead Sciences, a global biopharmaceutical company, saw its shares decline as a cancer drug failed to expand into additional lung indications, denting investor faith in the company’s oncology franchise. We maintain confidence in Gilead’s core HIV franchise and ability to expand into cancer treatment portfolios.

Parnassus Value Equity Fund

As of March 31, 2024

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Fund’s most significant overweights relative to the benchmark as of March 31, 2024, were in Information Technology, Communication Services and Financials, while its three largest underweights were in Energy (a zero allocation for the Fund), Industrials and Consumer Staples.

We currently maintain a balanced positioning between offensive and defensive sectors, with a slight tilt to offense as we seek to capitalize on growing market breadth. Positions in payment-processing companies and within the semiconductors, software and capital markets industries should do well if the market continues to rally and economic uncertainty resolves in a soft landing (modest growth with inflation trending lower) or no-landing (higher growth than anticipated with inflation above 2%) scenario. Positions in Communication Services, Health Care, Industrials and Utilities should fare well if a recession arises.

During the quarter, we added new positions in Pfizer, NICE and Charter Communications. We purchased Pfizer to capture the potential upside from any turnaround following the COVID-induced boom-bust cycle of the last few years. NICE is a leading cloud contact center software company. We believe its customers will increasingly adopt AI-enabled customer experience software, driving double-digit revenue growth. Charter’s stock had fallen due to near-term concerns, which we believe will not have a major impact on the long-term value of the business.

We also closed out two positions, BioMarin Pharmaceutical and Amdocs, to invest in other opportunities with more potential upside.

The first quarter of 2024 carried forward several macroeconomic trends witnessed in 2023. Gradual improvement in inflation and strong wage growth continued to offset the negative impacts of declining excess savings and tighter credit conditions.

Stocks have had a solid start to the year and the Fed’s outlook for lowering rates in the coming quarters bodes well for further gains. While a handful of companies drove the majority of market returns in 2023, we believe strong consumer spending underpinned by low unemployment should support earnings growth for a broader set of companies in 2024. In the shadow of last year’s concentrated returns,

Quarterly Report • 2024

bargain opportunities began to emerge in other parts of the market overlooked by investors. Our time-tested bottom-up stock selection process, which emphasizes price discipline, business quality and sustainability characteristics, is designed to identify such bargains.

Moreover, risk management is integral to our investment process. We carefully assess scenarios that could result in permanent loss of capital and avoid placing undue reliance on optimistic long-term forecasts. Our track record since 2005 reflects this commitment to assessing both return and risk.

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Quarterly Report • 2024

Parnassus Mid Cap Fund

As of March 31, 2024, the Parnassus Mid Cap Fund – Investor Shares (“the Fund”) had a total return of 8.35% for the first quarter. This compares to a gain of 8.60% for the Russell Midcap Index (“Russell Midcap”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell Midcap for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	21.50	2.61	7.27	8.59	0.98	0.96

Parnassus Mid Cap Fund – Institutional Shares	21.78	2.83	7.51	8.81	0.76	0.75

Russell Midcap Index	22.35	6.07	11.10	9.95	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 8.55%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.96% of net assets for the Parnassus Mid Cap Fund — Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund — Institutional Shares. This agreement will not be terminated prior to May 1, 2025 and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

The Fund returned 8.35% for the quarter, underperforming the Russell Midcap Index’s 8.60%. From a sector perspective, selections within Industrials and Utilities detracted from results, while stock selection in Information Technology and Communication Services boosted relative performance.

Our top contributor was financial technology company Fidelity National Information Services, which enjoys solid demand for its bank-processing services and earnings growth support from a large stock repurchase program. KLA Corporation also aided returns on strong earnings. Detractors to performance included Brookfield Renewable Corporation, which fell along with other leveraged companies on the news that interest rate cuts will be delayed, and BioMarin Pharmaceutical, which dropped due to disappointing sales from its hemophilia A drug, Roctavian.

Fidelity National Information Services was the top contributor to performance. Fidelity National is a global financial technology company that offers a comprehensive suite of solutions to the financial services industry. We’re optimistic about the company’s prospects as it moves past its majority spinout of its non-core Worldpay merchant business and focuses on its high-margin banking and capital market fintech businesses.

KLA Corporation, a leading provider of process control and yield-management solutions for the semiconductor and related nanoelectronics industries, continued its recent strong outperformance as the company reported quarterly revenue and earnings that topped analysts’ expectations.

Lam Research Corporation is a leading global manufacturer of innovative equipment used to fabricate integrated circuits. Shares rose during the quarter on strong profit results, driven by robust demand from China and for its dynamic random access memory (DRAM) equipment.

Quarterly Report • 2024

Brookfield Renewable, a global owner and operator of clean energy assets, underperformed as higher interest rates weighed on its debt-heavy capital structure. While Brookfield boasts a strong collection of renewable assets, we exited the stock due to concerns about higher interest rates and its elevated debt.

BioMarin Pharmaceutical detracted from the Fund as its hemophilia A drug, Roctavian, reported disappointing sales. BioMarin’s other key product, achondroplasia drug Voxzogo, reported strong uptake, helping drive BioMarin’s revenue growth. We also expect significant margin improvement with the new CEO’s guidance and activist investor Elliot’s involvement.

J.B. Hunt Transport Services, a leading trucking and logistics company, underperformed as U.S. freight volumes declined amid retailer inventory surpluses. The decreased volumes, downward pressure on freight rates and rising costs led to some margin erosion and a more significant profit drop than analysts expected.

Parnassus Mid Cap Fund

As of March 31, 2024

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

During the quarter, we added exposure to both high-quality, fast-growing secular stocks and undervalued cyclical stocks. Our goal was to increase the portfolio’s ability to participate in different economic environments while maintaining our historical focus on downside protection. We initiated positions in exponential growers

Quarterly Report • 2024

Guidewire and Trade Desk, while selling Synopsys and Ansys due to their pending merger. We reallocated capital to best-in-class cyclicals Ferguson and J.B. Hunt to capture more exposure to an economic upturn. Within life sciences tools, we sold Agilent to focus our investments in high-growth Repligen and discounted turn-around Avantor. In Insurance, we swapped out high-valuation Progressive for more attractively priced Allstate and WR Berkley. We also sold Brookfield Renewable and SBA Communications due to their high leverage and low organic growth rates.

The portfolio’s largest sector overweights are in Information Technology, Industrials and Financials. These sectors typically do well during economic expansions and provide us with offensive exposure. We own a collection of industry leaders that also benefit from enduring secular trends. Our weighting increased in all three of these sectors during the quarter.

The largest sector underweights are in Energy, Real Estate and Utilities. We further reduced our exposure to both Real Estate and Utilities during the quarter due to their high financial leverage and low organic growth rates.

Our outlook is cautiously optimistic as we anticipate continued strength in corporate earnings momentum, driven by resilient economic fundamentals and an eventual loosening in monetary policy. Risks that we will be monitoring include inflation, the upcoming elections and escalating geopolitical tensions.

We believe that mid cap stocks are attractively valued relative to large cap stocks. The Russell Midcap Index is trading at a forward price-to-earnings multiple of 18.2x, well below the 20.9x for the S&P 500 Index, which has been pushed higher by a handful of mega cap tech stocks. This valuation is especially attractive when you consider that the 2025 expected earnings per share1 growth of 15% for the Russell Midcap Index exceeds the 13% expected 2025 growth rate for the S&P 500 Index. We’ve increased our exposure to high-quality cyclicals and fast-growing innovators to help ensure that we participate in a rally if economic growth continues and the market’s breadth widens.

Our quality criteria remain the same—we invest in businesses that we believe have more upside than downside over three years, increasing relevancy, durable competitive advantages, disciplined and driven managers and sustainable business practices. We believe this strategy will enable the portfolio to outperform over the full market cycle.

We thank you for your continued trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

1 Earnings per share (EPS) is a company’s net income subtracted by preferred dividends and then divided by the number of common shares it has outstanding. EPS indicates how much money a company makes for each share of its stock and is a widely used metric for estimating corporate value. EPS growth (earnings per share growth) measures the rate at which a company’s earnings per share is increasing or decreasing, expressed as a percentage.

Quarterly Report • 2024

Parnassus Mid Cap Growth Fund

As of March 31, 2024, the Parnassus Mid Cap Growth Fund – Investor Shares (“the Fund”) had a total return of 7.85% for the first quarter. This compares to a gain of 9.50% for the Russell Midcap Growth Index (“Russell Midcap Growth”).

Below is a table that summarizes the performances of the Parnassus Mid Cap Growth Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	28.60	1.76	9.04	8.93	0.81	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	28.77	1.88	9.17	9.06	0.71	0.68

Russell Midcap Growth Index	26.28	4.62	11.82	11.35	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 8.58%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Contributions to returns quoted for individual stocks are their returns relative to the Fund’s index.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.80% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2025 and may be continued indefinitely by the investment adviser on a year-to-year basis.

First Quarter Review

The Fund returned 7.85% for the first quarter of 2024, underperforming the Russell Midcap Growth Index’s 9.50%. Selections within Consumer Discretionary and Health Care weighed on performance while selections within Information Technology and Financials contributed.

Contributors to relative performance included insurance company Progressive, which posted an impressive increase in underwriting profitability and KLA Corporation, which reported better-than-expected earnings. Notable detractors included fitness apparel brand Lululemon Athletica, which issued disappointing sales guidance, and e-commerce company MercadoLibre, which reported lower-than-expected margins.

Progressive, a leading underwriter of insurance for autos, trucks, motorcycles, boats, recreational vehicles and homes, contributed to performance. The company posted solid quarterly results in its auto segment. The insurer’s underwriting profitability improved meaningfully while its net premiums written rose, reflecting its innovative, data-driven approach to policy pricing.

Trane Technologies, a global climate solutions company, outperformed. Trane specializes in sustainable HVAC and building technologies. The company serves diverse industries, focusing on efficient and environmentally conscious solutions. The company reported continued growth in its commercial HVAC bookings and backlog, reflecting robust demand for its sustainable products.

KLA Corporation, a leading provider of process control and yield management solutions for the semiconductor and related nanoelectronics industries, continued its recent strong outperformance as the company reported quarterly revenue and earnings that topped analyst expectations.

Quarterly Report • 2024

Lululemon Athletica, a fitness apparel and accessory retailer, detracted. The stock plunged after the company issued disappointing guidance. Growth in the U.S. has slowed as consumers stocked up on fitness apparel during the past few years and the company has faced increased competition from companies like Vuori and Alo. On a positive note, the company’s international growth rate remains strong.

MercadoLibre, Latin America’s leading e-commerce marketplace, detracted from performance. The stock slumped after the company’s operating margins came in lower than expected. The company offers shipping, payment, financing and advertising solutions to buyers and sellers through its platforms, including MercadoEnvios and MercadoPago. Growth in its payments volume and merchandise sales remained healthy.

BioMarin Pharmaceutical detracted from performance as its hemophilia A drug, Roctavian, reported disappointing sales. BioMarin’s other key product, achondroplasia drug, Voxzogo, reported strong uptake, helping drive BioMarin’s revenue growth.

Parnassus Mid Cap Growth Fund

As of March 31, 2024

(percentage of net assets)

*For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2024

Outlook and Strategy

Our portfolio is overweight several themes that we believe can drive outperformance.

We are overweight software, although we have reduced our exposure after the industry’s outperformance during the past year. The industry contains many innovative, secular growing and competitively advantaged companies with high incremental margins, and we are still finding new opportunities. We sold Ansys and Synopsys during the quarter due to their announced merger, and we initiated positions in PTC and Atlassian.

Our semiconductor overweight increased as the stocks outperformed. Semiconductors are the building blocks of all technology, including artificial intelligence (AI). We believe that the revolutionary potential of AI may drive a super-cycle in semiconductors, as we think AI technology will move from the data center to laptops and smartphones. During the quarter, we exited Lam Research and added to our position in Teradyne due to the difference in their stocks’ performance over the past year.

We have been building our overweight position in the life sciences tools industry, and we added to our position in Mettler-Toledo. The industry is going through a cyclical downturn due to weak demand out of China and because of tepid spending from pharma companies. However, the secular trends toward ensuring quality control and developing new drugs remain intact, and we believe inevitably the cycle will turn.

We maintained our overweight exposure to the housing market. After a historic surge in mortgage rates, 2023 existing-home sales were at their lowest level since 1995. We expect the housing market will recover toward historical levels as rates begin to move lower.

The Russell Midcap Growth Index has staged a furious rally since it troughed in October 2022, rising nearly 50%. We understand the optimism as the economy has been resilient, inflation is decelerating and the Federal Reserve plans to reduce interest rates later this year— which could spur more borrowing and faster economic growth. Even with the rally, our index remains 7% below its prior peak in November 2021, while large cap indices have been hitting all-time highs, so there is room to run.

However, the market rarely goes straight up. Our portfolio currently has a balanced stance, as the improving economic outlook is offset by rising valuations and the magnitude of the recent rally. Our goal is to provide full upside participation with downside protection, which should result in better returns and less volatility over the long term. We avoid high-flying momentum stocks, companies with high leverage, businesses without a proven financial model and turnarounds, which we expect should support our downside during a correction. We focus on high-quality growth compounders-innovative companies that are market share gainers in secularly growing markets with competitive advantages, strong balance sheets and seasoned management teams.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Quarterly Report • 2024

Parnassus Fixed Income Fund

As of March 31, 2024, after taking dividends into account, the Parnassus Fixed Income Fund – Investor Shares (“the Fund”) had a total return of -0.43% for the first quarter. This compares to -0.78% for the Bloomberg U.S. Aggregate Bond Index.

Below is a table that summarizes the performances of the Parnassus Fixed Income Fund and the Bloomberg U.S. Aggregate Bond Index. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2024

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	3.51	-2.31	0.25	1.30	0.81	0.58

Parnassus Fixed Income Fund – Institutional Shares	3.67	-2.11	0.46	1.49	0.61	0.39

Bloomberg U.S. Aggregate Bond Index	1.70	-2.45	0.36	1.54	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 1.25%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2024, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2025, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Parnassus Fixed Income Fund - Investor Shares returned -0.43% for the first-quarter period, outperforming the -0.78% return for the Bloomberg U.S. Aggregate Bond Index. The portfolio maintained a duration that was relatively close to that of the index as interest rates rose.

An overweight to corporate bonds and holdings within the sector aided the Fund’s performance as the sector benefited from a continued strong economy and low corporate default rates. An overweight to government-related bonds also aided relative results, while selection in Treasury bonds detracted.

The portfolio benefited from its overweight allocation to corporate bonds as well as its selections within the asset class. Our corporate bond portfolio outperformed despite a longer-than-benchmark duration (7.3 years versus 7.0 years for the benchmark). A strong economy supported healthy corporate profitability and cash flows and therefore solid returns. High starting yields and tightening credit spreads also aided corporate bond results. Among corporate bonds, finance company bonds performed well on an absolute and relative basis; reaching the interest rate cycle peak has mitigated banking sector risks and recessionary fears.

Selection within government-related bonds helped relative performance, boosted by a shorter-than-benchmark duration (2.9 years versus the benchmark’s 5.3 years) amid upward pressure on interest rates. The portfolio’s overweight to the asset class also contributed to performance as the government-related bonds category, while declining on an absolute basis, was the top performer in the Bloomberg U.S. Aggregate Bond Index.

Treasury bonds detracted from the portfolio’s return, although the portfolio’s underweight position in the category helped pare losses, as Treasuries were the worst-performing category in the index. Exposure to securitized bonds, while contributing to relative performance, underperformed other categories as mortgage rates remained elevated and technical and fundamental factors remained volatile in the first quarter.

Quarterly Report • 2024

Parnassus Fixed Income Fund

As of March 31, 2024

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Fund ended the first quarter with about 60% of assets in corporate bonds, well above the index’s 25%. We continue to believe that corporate bonds provide the best long-term returns, as they have higher initial yields. Today, credit spreads are historically tight, meaning that investors see less credit risk due to strong economic growth and lower levels of issuance. While tight spreads mean that there’s less upside to bond prices outside a rally in the Treasury market, we still find today’s overall yields compelling. The Fund is especially overweight bonds issued by companies in the Information Technology, Consumer Discretionary and Consumer Staples categories.

We added several financial issuers to the Fund in the quarter, including securities from Ares Finance, Truist Financial and Block. We believe these bonds were undervalued and provide good yield and attractive upside opportunity. One new high-yield issuer was added this quarter—Yum! Brands, owner of KFC, Pizza Hut and Taco Bell.

In the quarter, we also continued to add to our securitized mortgage exposure. We added about 4% to our securitized mortgages, with a focus on higher-coupon mortgages. These securities are trading at wide spreads relative to Treasuries and provide a nice complement to our corporate bonds. While we are still considerably underweight securitized bonds relative to the index, at 12% versus 28%, we believe this is justified due to the lower yields available on these securities.

Quarterly Report • 2024

The U.S. economy has continued to defy economists’ expectations. So far, growth has remained robust while employment is strong and inflation has retreated, all at interest rates that should have weakened the economy. The Federal Reserve has indicated that it expects to cut interest rates three times in 2024, and the market is pricing in a similar expectation. The decision to cut interest rates from here depends primarily on the path of inflation, which remains stubbornly higher than the Federal Reserve’s targets. We believe it’s likely that the Federal Reserve will revise its expectations further as 2024 progresses.

A strong economy is positive for corporate bond spreads, as healthy profitability and cash flows support a company’s debt service. However, higher inflation could dampen returns on Treasury bonds, and other asset classes by proxy, if interest rates are pushed higher from here. We believe that longer-term interest rates may rise from here, but most of the increase is behind us. As a result, we expect yields to be the primary driver of bonds’ total return, with changes in interest rates having a smaller overall impact. We maintain our overweight allocation to corporate bonds, as we think that the yield pickup in corporate bonds relative to Treasury bonds still offers compelling total return potential.

As always, thank you for your investment.

Samantha Palm

Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2024

Responsible Investing Notes

Two years ago, we submitted a comment letter to the SEC advocating for corporate climate-related disclosures. On March 6, after two years of fierce deliberation and the receipt of more than 24,000 comment letters, the SEC adopted landmark new rules to enhance and standardize climate-related disclosures for investment decision making. By a 3-to-2 vote, SEC commissioners moved to impose climate-disclosure requirements that aim to provide investors with consistent and reliable information about climate-related risks and the material financial effects of climate change. Unfortunately, shortly after the rules were announced, the SEC voluntarily stayed them in response to judicial review by the Court of Appeals for the Eighth Circuit.

Like many, I’m frustrated at the slow pace of change and the resistance to progress on the part of some companies and market actors. 2023 was the hottest year since global records began, and the pace of global and U.S. weather-related catastrophes is quickening, with the severity and costs becoming more dire. That said, the SEC’s proposed rules represent progress that I’m all too happy to celebrate. I’m also heartened that rules will soon take effect in California and the European Union that will require more disclosure than the proposed SEC rules.

We will continue to engage with companies to improve their greenhouse gas emissions data, while also focusing on substance, performance, risk and opportunity.

I’m pleased to share our engagement highlights from a productive quarter.

Climate Change/Climate Risk: In January 2023, Parnassus announced its intention to be net zero across all assets under management by 2050.1 In the first quarter of 2024, we reinforced this goal by sharing our climate expectations in writing to nearly every company held across all six Parnassus funds. We specifically focused on companies that have not yet set science-based emission reduction targets2 and urged them to do so. Sixteen companies in our Funds have now set or committed to setting a science-based target since we shared our expectations last year.

In addition, we engaged 13 companies on emissions target setting, climate-related disclosure and/or preparedness for the physical and transition risks of climate change, with an emphasis on water risk. One company, Teradyne, committed to setting science-based targets during our engagement period. Additionally, following a climate dialogue with Intel, the company published its climate transition plan.

On the climate opportunity side, our research team identified industries and companies that are well positioned to benefit from climate change and changing weather patterns. Our net-zero ambition, supported by our targeted engagements, helps us build portfolios that have the potential to be resilient and thrive in a changing world. The importance, impacts and opportunities of investing with this in mind are highlighted in our January 2024 thought piece.

Sustainable Workplace: According to an agreement with Parnassus and a group of other investors, Apple published a third-party assessment of the company’s adherence to its own Human Rights Policy, with a focus on the rights of workers to organize and bargain collectively. Shortly after Apple published its assessment, we prepared a public review of the work to provide Apple with feedback and act as a resource for other companies and investors pursuing best practice worker rights assessments. We also continued engagement with Union Pacific Corporation on labor management after filing a shareholder proposal in the fourth quarter of last year. The proposal was withdrawn in March when Union Pacific agreed to publicly commit that it will not discipline employees for taking sick leave. We believe this commitment represents a win for the company, its workers and its investors.

Environmental Justice: Parnassus’s engagements on this topic continue to yield positive outcomes. For example, this quarter, WM published its civil rights

1 These commitments are made in the expectation that governments will follow through on their own commitments to ensure the objectives of the Paris Agreement are met, including increasing the ambition of their Nationally Determined Contributions, and in the context of our fiduciary and legal duties to clients and unless otherwise prohibited by applicable law.

2 Science based targets provide a clearly-defined pathway for companies to reduce greenhouse gas (GHG) emissions, helping prevent the worst impacts of climate change and future-proof business growth. Targets are considered ‘science-based’ if they are in line with what the latest climate science deems necessary to meet the goals of the Paris Agreement – limiting global warming to 1.5°C above pre-industrial levels.

Quarterly Report • 2024

assessment, which confirmed environmental justice as a key factor in the company’s sustainability strategy. In addition, following the withdrawal of our environmental justice shareholder proposal at Becton Dickinson, we continue to engage with the company on its progress and look forward to the forthcoming disclosures in the company’s 2023 ESG Report, expected this summer. Finally, we joined other investors in sending letters to Bank of America, Citigroup and Morgan Stanley urging the companies to refrain from financing Formosa Plastics’ “Sunshine Project” in Cancer Alley, given the significant potential for environmental and societal harm as well as the reputational risks that association with the project could pose.

In March, Parnassus published a thought piece, Managing Pollution: The Investment Case for Addressing Environmental Justice, and presented on the topic at the Spring Council of Institutional Investors conference. In addition, the Investor Environmental Health Network, in partnership with the Investor Working Group on Environmental Justice, co-led by Parnassus, published “The Business Case for Addressing Environmental Justice”3 as a guide for investors and companies to better incorporate this increasingly material issue into investment and business decision making.

Responsible AI: We believe that companies that are committed to responsible AI practices are better positioned to attract and retain customers, earn public trust, mitigate regulatory, legal and reputational risks, and protect and promote long-term shareholder value. This quarter, we engaged seven companies in pursuit of better information on governance structures, guiding principles and demonstrable processes to ensure that risks posed or heightened by AI are identified and appropriately managed.

We also withdrew a 2023 shareholder proposal filed at Verisk, an insurance data analytics company, following a successful negotiation and agreement. Pursuant to this agreement, Verisk will publish disclosures describing its policies, practices and governance regarding the responsible use of AI, including efforts to mitigate risks of causing or increasing disparate impacts on disadvantaged groups or protected classes. In addition, we published a thought piece on Responsible AI: The Benefits and Risks for Investors.

In the next quarter, our sustainability work will focus mainly on proxy voting and a continuation of our thematic impact engagements. With the SEC rules on climate disclosure in limbo, we will continue engaging companies to improve their performance and disclosure on this—and other—key investment issues.

Thank you for your trust and investment as we continue pursuing Principles and Performance.

Sincerely,

Marian Macindoe

Managing Director, Sustainable Investment Strategy

3 The Business Case for Addressing Environmental Justice – Interfaith Center on Corporate Responsibility (iccr.org).

Quarterly Report • 2024

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	4,787,887	2,014,359,819	6.7%
Alphabet Inc., Class A	10,434,821	1,574,927,534	5.2%
NVIDIA Corp.	1,638,194	1,480,206,571	4.9%
Salesforce Inc.	4,614,483	1,389,789,990	4.6%
Bank of America Corp.	30,846,077	1,169,683,240	3.9%
Deere & Co.	2,776,596	1,140,459,041	3.8%
Apple Inc.	6,555,548	1,124,145,371	3.7%
Mastercard Inc., Class A	2,165,385	1,042,784,454	3.4%
Ball Corp.	14,166,331	954,244,056	3.2%
Intercontinental Exchange Inc.	6,525,489	896,797,953	3.0%
Linde plc	1,918,254	890,683,697	2.9%
CME Group Inc., Class A	4,068,009	875,801,658	2.9%
Fiserv Inc.	5,254,999	839,853,940	2.8%
Waste Management Inc.	3,741,300	797,458,095	2.6%
The Cigna Group	2,032,303	738,112,127	2.4%
Applied Materials Inc.	3,549,240	731,959,765	2.4%
Oracle Corp.	5,822,909	731,415,599	2.4%
S&P Global Inc.	1,656,539	704,774,518	2.3%
Autozone Inc.	222,466	701,134,969	2.3%
Intel Corp.	15,825,474	699,011,187	2.3%
Marsh & McLennan Co., Inc.	3,387,718	697,802,154	2.3%
Intuit Inc.	1,061,307	689,849,550	2.3%
Thermo Fisher Scientific Inc.	1,099,141	638,831,741	2.1%
The Sherwin-Williams Co.	1,740,470	604,517,445	2.0%
Danaher Corp.	2,292,131	572,390,953	1.9%
Charter Communications Inc., Class A	1,872,813	544,295,642	1.8%
Roche Holding AG, ADR	16,137,647	515,113,692	1.7%
The Procter & Gamble Co.	3,082,143	500,077,702	1.7%
Marriott International Inc., Class A	1,949,695	491,927,545	1.6%
Broadcom Inc.	354,298	469,590,112	1.6%
Costco Wholesale Corp.	616,216	451,458,328	1.5%
Sysco Corp.	5,399,503	438,331,653	1.4%
Verizon Communications Inc.	10,289,897	431,764,078	1.4%
Equifax Inc.	1,558,483	416,925,372	1.4%
D.R. Horton Inc.	2,446,706	402,605,472	1.3%
Verisk Analytics Inc.	1,681,702	396,427,612	1.3%
Micron Technology Inc.	3,221,402	379,771,082	1.2%
Mondelez International Inc., Class A	5,378,558	376,499,060	1.2%
Adobe Inc.	528,971	266,918,767	0.9%
Realty Income Corp.	4,814,886	260,485,333	0.9%
Nutrien Ltd.	1,759,880	95,579,083	0.3%

Total investment in equities		30,138,765,960	99.5%

Total short-term securities		90,290,511	0.3%

Other assets and liabilities		56,748,189	0.2%

Total net assets		30,285,804,660	100.0%

Net asset value as of March 31, 2024
Investor shares		$60.55
Institutional shares		$60.71

Quarterly Report • 2024

Parnassus Growth Equity Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	8,771	3,690,135	8.5%
Alphabet Inc., Class A	21,768	3,285,444	7.5%
Amazon.com Inc.	14,955	2,697,583	6.2%
NVIDIA Corp.	2,207	1,994,157	4.6%
Visa Inc., Class A	6,972	1,945,746	4.5%
Salesforce Inc.	5,215	1,570,654	3.6%
Adyen N.V. ADR	77,177	1,305,063	3.0%
Apple Inc.	7,507	1,287,300	3.0%
Intuit Inc.	1,980	1,287,000	2.9%
Eli Lilly & Co.	1,641	1,276,632	2.9%
Deere & Co.	2,509	1,030,547	2.4%
Thermo Fisher Scientific Inc.	1,693	983,989	2.2%
Ferguson plc	4,473	977,037	2.2%
PTC Inc.	5,079	959,626	2.2%
Broadcom Inc.	705	934,414	2.1%
UnitedHealth Group Inc.	1,783	882,050	2.0%
Ares Management Corp., Class A	6,442	856,657	2.0%
Procore Technologies Inc.	10,346	850,131	2.0%
Advanced Micro Devices Inc.	4,669	842,708	1.9%
Applied Materials Inc.	4,012	827,395	1.9%
The Sherwin-Williams Co.	2,374	824,562	1.9%
S&P Global Inc.	1,852	787,934	1.8%
Boston Scientific Corp.	11,459	784,827	1.8%
Costco Wholesale Corp.	1,057	774,390	1.8%
Danaher Corp.	3,095	772,883	1.8%
Marriott International Inc., Class A	2,997	756,173	1.7%
Equifax Inc.	2,666	713,208	1.6%
LVMH Moët Hennessy Louis Vuitton, ADR	3,911	708,008	1.6%
Akamai Technologies Inc.	6,359	691,605	1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,818	655,489	1.5%
AstraZeneca plc, ADR	9,611	651,145	1.5%
Natera Inc.	7,076	647,171	1.5%
Linde plc	1,373	637,511	1.5%
Adobe Inc.	1,255	633,273	1.4%
Charter Communications Inc., Class A	2,132	619,623	1.4%
Airbnb Inc., Class A	3,270	539,419	1.2%
Netflix Inc.	861	522,911	1.2%
Cloudflare Inc., Class A	4,925	476,888	1.1%
Old Dominion Freight Line Inc.	2,168	475,464	1.1%
Intuitive Surgical Inc.	1,062	423,834	1.0%
Palo Alto Networks Inc.	1,395	396,361	0.9%

Total investment in equities		42,976,947	98.5%

Total short-term securities		556,546	1.3%

Other assets and liabilities		78,378	0.2%

Total net assets		43,611,871	100.0%

Net asset value as of March 31, 2024
Investor shares		$24.05
Institutional shares		$24.07

Quarterly Report • 2024

Parnassus Value Equity Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Micron Technology Inc.	1,796,456	211,784,198	4.0%
Verizon Communications Inc.	4,987,150	209,260,814	4.0%
Bank of America Corp.	4,819,367	182,750,397	3.5%
Ball Corp.	2,492,210	167,875,266	3.2%
Intel Corp.	3,678,098	162,461,589	3.1%
Sysco Corp.	1,975,976	160,409,732	3.0%
Oracle Corp.	1,255,512	157,704,862	3.0%
The Progressive Corp.	745,329	154,148,944	2.9%
Global Payments Inc.	1,128,745	150,868,057	2.9%
Deere & Co.	348,570	143,171,642	2.7%
D.R. Horton Inc.	864,230	142,209,047	2.7%
S&P Global Inc.	331,514	141,042,631	2.7%
The Bank of New York Mellon Corp.	2,444,145	140,831,635	2.7%
Agilent Technologies Inc.	944,194	137,389,669	2.6%
The Charles Schwab Corp.	1,868,905	135,196,588	2.6%
Cummins Inc.	455,464	134,202,468	2.5%
Fidelity National Information Services	1,795,778	133,210,812	2.5%
The Cigna Group	353,497	128,386,575	2.4%
Mastercard Inc., Class A	265,769	127,986,377	2.4%
Alphabet Inc., Class A	830,912	125,409,548	2.4%
Microsoft Corp.	294,390	123,855,761	2.4%
Simon Property Group Inc.	777,470	121,666,280	2.3%
Citigroup Inc.	1,922,087	121,552,782	2.3%
American Express Co.	523,281	119,145,851	2.3%
The Walt Disney Co.	926,321	113,344,638	2.1%
Align Technology Inc.	330,007	108,215,895	2.1%
Union Pacific Corp.	436,475	107,342,297	2.0%
Ross Stores Inc.	728,388	106,898,223	2.0%
Gilead Sciences Inc.	1,432,811	104,953,406	2.0%
Western Digital Corp.	1,414,870	96,550,729	1.8%
Baxter International Inc.	2,222,045	94,970,203	1.8%
Pfizer Inc.	3,185,839	88,407,032	1.7%
FedEx Corp.	301,210	87,272,585	1.7%
Nutrien Ltd.	1,564,307	84,957,513	1.6%
Bio-Rad Laboratories Inc., Class A	237,790	82,244,427	1.6%
CME Group Inc., Class A	365,859	78,765,784	1.5%
Biogen Inc.	360,742	77,786,797	1.5%
Charter Communications Inc., Class A	256,096	74,429,180	1.4%
Cisco Systems Inc.	1,324,420	66,101,802	1.3%
CBRE Group Inc., Class A	676,252	65,758,744	1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	476,163	64,781,976	1.2%
Comcast Corp., Class A	1,460,416	63,309,034	1.2%
Brookfield Renewable Corp., Class A	2,572,928	63,216,841	1.2%
NICE Ltd., ADR	235,097	61,270,980	1.2%

Total investment in equities		5,223,099,611	99.2%

Total short-term securities		18,871,288	0.4%

Other assets and liabilities		20,848,974	0.4%

Total net assets		5,262,819,873	100.0%

Net asset value as of March 31, 2024
Investor shares		$55.68
Institutional shares		$55.82

Quarterly Report • 2024

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Fidelity National Information Services	1,836,724	136,248,186	3.7%
Cboe Global Markets Inc.	668,988	122,913,165	3.3%
Roper Technologies Inc.	211,572	118,658,041	3.2%
TransUnion	1,399,409	111,672,838	3.0%
Hologic Inc.	1,424,161	111,027,592	3.0%
The Sherwin-Williams Co.	292,779	101,690,930	2.8%
Old Dominion Freight Line Inc.	462,826	101,502,370	2.7%
Republic Services Inc.	530,029	101,468,752	2.7%
IQVIA Holdings Inc.	392,969	99,377,930	2.7%
Guidewire Software Inc.	837,902	97,791,542	2.6%
Ross Stores Inc.	659,082	96,726,874	2.6%
CBRE Group Inc., Class A	994,567	96,711,695	2.6%
Allstate Corp.	542,743	93,899,966	2.6%
Fortinet Inc.	1,356,235	92,644,413	2.5%
Sysco Corp.	1,139,828	92,531,237	2.5%
Otis Worldwide Corp.	924,665	91,791,495	2.5%
Truist Financial Corp.	2,337,761	91,125,924	2.5%
KLA Corp.	127,862	89,320,557	2.4%
Broadridge Financial Solutions Inc.	430,750	88,243,445	2.4%
The Bank of New York Mellon Corp.	1,530,909	88,210,977	2.4%
O’Reilly Automotive Inc.	77,659	87,667,692	2.4%
D.R. Horton Inc.	524,418	86,292,982	2.3%
Amdocs Ltd.	950,522	85,898,673	2.3%
Avantor Inc.	3,214,576	82,196,708	2.2%
Xylem Inc.	635,241	82,098,547	2.2%
Ferguson plc	372,800	81,430,704	2.2%
Autodesk Inc.	299,695	78,046,572	2.1%
CNH Industrial N.V.	6,014,226	77,944,369	2.1%
WR Berkley Corp.	874,703	77,358,733	2.1%
Ball Corp.	1,133,667	76,363,809	2.1%
Nutrien Ltd.	1,379,254	74,907,285	2.0%
The Trade Desk Inc., Class A	856,414	74,867,712	2.0%
J.B. Hunt Transport Services Inc.	361,692	72,067,131	2.0%
Lam Research Corp.	73,140	71,060,630	1.9%
Workday Inc., Class A	249,853	68,147,406	1.8%
IDACORP Inc.	717,837	66,679,879	1.8%
Repligen Corp.	346,399	63,709,704	1.7%
BioMarin Pharmaceutical Inc.	723,197	63,164,026	1.7%
Pool Corp.	155,052	62,563,482	1.7%
Block Inc., Class A	685,281	57,961,067	1.6%
Pentair plc	610,373	52,150,269	1.4%
Alexandria Real Estate Equities Inc.	388,378	50,065,808	1.4%
Hilton Worldwide Holdings Inc.	194,367	41,460,425	1.1%

Total investment in equities		3,657,661,542	98.8%

Total short-term securities		18,841,515	0.6%

Other assets and liabilities		18,733,551	0.6%

Total net assets		3,695,236,608	100.0%

Net asset value as of March 31, 2024
Investor shares		$40.36
Institutional shares		$40.57

Quarterly Report • 2024

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Guidewire Software Inc.	332,044	38,752,855	4.4%
CoStar Group Inc.	348,207	33,636,796	3.8%
Equifax Inc.	120,033	32,111,228	3.7%
Agilent Technologies Inc.	215,607	31,372,975	3.6%
Teradyne Inc.	275,652	31,101,815	3.5%
Cintas Corp.	42,986	29,532,672	3.4%
Morningstar Inc.	94,728	29,211,273	3.3%
The Progressive Corp.	137,352	28,407,141	3.2%
Ross Stores Inc.	191,397	28,089,424	3.2%
Trane Technologies plc	89,740	26,939,948	3.1%
IDEXX Laboratories Inc.	48,983	26,447,391	3.0%
Old Dominion Freight Line Inc.	120,458	26,417,644	3.0%
The Sherwin-Williams Co.	72,133	25,053,955	2.9%
KLA Corp.	35,771	24,988,548	2.8%
Mettler-Toledo International Inc.	17,848	23,760,864	2.7%
Hilton Worldwide Holdings Inc.	108,531	23,150,748	2.6%
The Trade Desk Inc., Class A	263,326	23,019,959	2.6%
Broadridge Financial Solutions Inc.	111,530	22,848,036	2.6%
Pool Corp.	54,897	22,150,940	2.5%
MercadoLibre Inc.	14,467	21,873,525	2.5%
Align Technology Inc.	66,596	21,838,160	2.5%
Block Inc., Class A	255,442	21,605,284	2.5%
PTC Inc.	114,284	21,592,819	2.5%
IQVIA Holdings Inc.	83,124	21,021,228	2.4%
Workday Inc., Class A	76,758	20,935,745	2.4%
O’Reilly Automotive Inc.	18,413	20,786,067	2.4%
Monolithic Power Systems Inc.	30,663	20,771,729	2.4%
Datadog Inc., Class A	144,377	17,844,997	2.0%
Fortinet Inc.	252,877	17,274,028	2.0%
Cadence Design Systems Inc.	54,507	16,966,939	1.9%
LPL Financial Holdings Inc.	56,840	15,017,128	1.7%
Copart Inc.	251,100	14,543,712	1.6%
Lululemon Athletica Inc.	33,583	13,119,199	1.5%
BioMarin Pharmaceutical Inc.	149,804	13,083,881	1.5%
Verisk Analytics Inc.	54,962	12,956,192	1.5%
Adyen N.V. ADR	720,125	12,177,314	1.4%
Procore Technologies Inc.	125,868	10,342,574	1.2%
Repligen Corp.	42,024	7,729,054	0.9%
Atlassian Corp. Class A	38,793	7,568,902	0.9%
Nutrien Ltd.	110,501	6,001,309	0.7%
Alnylam Pharmaceuticals Inc.	38,748	5,790,889	0.7%

Total investment in equities		867,834,887	99.0%

Total short-term securities		9,518,274	1.1%

Other assets and liabilities		(551,415)	-0.1%

Total net assets		876,801,746	100.0%

Net asset value as of March 31, 2024
Investor shares		$59.93
Institutional shares		$60.23

Quarterly Report • 2024

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2024 (unaudited)

Exchange-Traded Funds	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
iShares MBS ETF			232,752	21,510,940	7.7%

Total investment in exchange-traded funds				21,510,940	7.7%

Preferred Stocks
Morgan Stanley	4.25%	01/15/2027	100,000	2,014,000	0.7%
Truist Financial Corp.	5.13%	12/15/2027	2,250,000	2,032,047	0.7%

Total investment in preferred stocks				4,046,047	1.4%

Convertible Bonds
Block Inc.	0.00%	05/01/2026	3,000,000	2,679,300	1.0%

Total investment in convertible bonds				2,679,300	1.0%

Corporate Bonds			Principal Amount ($)
Sysco Corp.	2.40%	02/15/2030	4,500,000	3,896,967	1.4%
Public Service Co. of Oklahoma	2.20%	08/15/2031	4,500,000	3,680,600	1.3%
Oracle Corp.	6.13%	07/08/2039	3,500,000	3,664,504	1.3%
Global Payments Inc.	5.95%	08/15/2052	3,500,000	3,495,216	1.3%
McCormick & Co., Inc.	2.50%	04/15/2030	4,000,000	3,477,640	1.2%
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,439,650	1.2%
CH Robinson Worldwide	4.20%	04/15/2028	3,500,000	3,399,481	1.2%
American Express Co.	4.05%	05/03/2029	3,500,000	3,395,761	1.2%
Citigroup Inc.	2.01%	01/25/2026	3,500,000	3,393,035	1.2%
Pentair Finance SA	4.50%	07/01/2029	3,500,000	3,389,279	1.2%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,379,432	1.2%
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,374,013	1.2%
Agilent Technologies Inc.	2.75%	09/15/2029	3,750,000	3,372,778	1.2%
O’Reilly Automotive Inc.	4.20%	04/01/2030	3,500,000	3,346,981	1.2%
Micron Technology Inc.	2.70%	04/15/2032	4,000,000	3,342,162	1.2%
SBA Communications Corp.	3.88%	02/15/2027	3,500,000	3,331,681	1.2%
Avantor Funding Inc.	4.63%	07/15/2028	3,500,000	3,316,116	1.2%
The Charles Schwab Corp.	4.00%	06/01/2026	3,500,000	3,274,458	1.2%
Qorvo Inc.	3.38%	04/01/2031	3,750,000	3,224,253	1.2%
Becton, Dickinson and Co.	4.69%	12/15/2044	3,500,000	3,171,933	1.1%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,150,745	1.1%
T-Mobile USA Inc.	4.38%	04/15/2040	3,500,000	3,113,639	1.1%
Lowe’s Companies Inc.	2.80%	09/15/2041	4,250,000	3,025,317	1.1%
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	2,995,297	1.1%
American Tower Corp.	3.70%	10/15/2049	4,000,000	2,968,712	1.1%
Autodesk Inc.	2.40%	12/15/2031	3,500,000	2,931,834	1.1%
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,902,859	1.0%
Merck & Co., Inc.	1.90%	12/10/2028	3,250,000	2,884,034	1.0%
International Flavor & Fragrances Inc.	5.00%	09/26/2048	3,300,000	2,812,954	1.0%
Masco Corp.	4.50%	05/15/2047	3,260,000	2,778,046	1.0%
Verizon Communications Inc.	2.85%	09/03/2041	3,750,000	2,705,934	1.0%
Salesforce Inc.	1.50%	07/15/2028	3,000,000	2,639,610	0.9%
Trimble Inc.	6.10%	03/15/2033	2,500,000	2,613,813	0.9%
Baxter International Inc.	2.54%	02/01/2032	3,000,000	2,487,412	0.9%

Quarterly Report • 2024

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2024 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	2,447,850	2,481,362	0.9%
Morgan Stanley	2.72%	07/22/2025	2,500,000	2,474,791	0.9%
Intel Corp.	4.15%	08/05/2032	2,500,000	2,376,338	0.8%
Ares Finance Co.	4.13%	06/30/2051	2,500,000	2,319,357	0.8%
Canadian Pacific Railway Co.	4.70%	05/01/2048	2,500,000	2,222,362	0.8%
Regency Centers LP	5.25%	01/15/2034	2,000,000	1,989,612	0.7%
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	2,500,000	1,961,341	0.7%
VF Corp.	6.00%	10/15/2033	2,000,000	1,956,702	0.7%
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,943,922	0.7%
Prologis LP	2.88%	11/15/2029	2,135,000	1,929,358	0.7%
Yum! Brands Inc.	4.63%	01/31/2032	2,000,000	1,846,199	0.7%
The Bank of NY Mellon Corp.	3.75%	12/20/2026	2,000,000	1,833,217	0.7%
APTIV plc	5.40%	03/15/2049	2,000,000	1,827,650	0.7%
Bank of America Corp.	3.85%	03/08/2037	2,000,000	1,768,933	0.6%
The Sherwin-Williams Co.	4.50%	06/01/2047	2,000,000	1,749,638	0.6%
CCO Holdings Capital Corp.	4.75%	03/01/2030	2,000,000	1,721,339	0.6%
Fiserv Inc.	4.40%	07/01/2049	2,000,000	1,696,791	0.6%
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,693,824	0.6%
Capital One Financial Corp.	2.62%	11/02/2032	2,000,000	1,618,664	0.6%
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,551,983	0.6%
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,538,598	0.6%
Fiserv Inc.	5.60%	03/02/2033	1,500,000	1,530,478	0.5%
The Progressive Corp.	3.20%	03/26/2030	1,500,000	1,369,422	0.5%
Canadian Pacific Railway Co.	2.88%	11/15/2029	1,500,000	1,345,266	0.5%
Regency Centers LP	4.40%	02/01/2047	1,500,000	1,232,526	0.4%
Capital One Financial Corp.	2.36%	07/29/2032	1,500,000	1,154,572	0.4%
Intel Corp.	3.20%	08/12/2061	1,500,000	978,209	0.3%
VF Corp.	6.45%	11/01/2037	1,000,000	974,563	0.3%
Alphabet Inc.	2.05%	08/15/2050	1,500,000	895,979	0.3%
APTIV plc	4.15%	05/01/2052	1,000,000	766,369	0.3%

Total investment in corporate bonds				159,125,511	56.8%

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool DA0007	5.50%	09/01/2053	3,903,440	3,886,447	1.4%
Freddie Mac Pool SD8315	5.00%	04/01/2053	2,833,756	2,768,087	1.0%
Fannie Mae Pool FS6916	5.00%	06/01/2053	1,992,995	1,948,170	0.7%
Fannie Mae Pool BY0205	5.50%	05/01/2053	1,869,606	1,861,467	0.6%
Fannie Mae Pool MA4709	5.00%	07/01/2052	1,751,431	1,711,771	0.6%

Total investment in federal agency mortgage-backed securities				12,175,942	4.3%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,704,267	2.0%
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,130,782	1.5%
International Finance Corp.	4.38%	01/15/2027	4,000,000	3,985,330	1.4%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,896,563	1.4%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,938,188	0.7%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,736,590	0.6%

Quarterly Report • 2024

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2024 (unaudited) (continued)

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
European Investment Bank	0.75%	09/23/2030	2,000,000	1,604,463	0.6%

Total investment in supranational bonds				22,996,183	8.2%

U.S. Government Treasury Bonds
U.S. Treasury	4.00%	11/15/2042	4,500,000	4,245,293	1.5%
U.S. Treasury	4.63%	10/15/2026	3,500,000	3,511,074	1.3%
U.S. Treasury	4.38%	08/15/2043	3,500,000	3,463,359	1.2%
U.S. Treasury	3.25%	05/15/2042	4,000,000	3,405,625	1.2%
U.S. Treasury	4.63%	09/30/2028	3,000,000	3,044,883	1.1%
U.S. Treasury	3.63%	05/15/2026	3,000,000	2,941,289	1.1%
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,882,344	1.0%
U.S. Treasury	3.50%	02/15/2033	3,000,000	2,843,672	1.0%
U.S. Treasury	4.13%	11/15/2032	2,500,000	2,485,059	0.9%
U.S. Treasury	3.63%	03/31/2028	2,500,000	2,438,379	0.9%
U.S. Treasury	3.75%	05/31/2030	2,500,000	2,436,133	0.9%
U.S. Treasury	4.75%	11/15/2043	2,000,000	2,077,813	0.7%
U.S. Treasury	2.50%	05/31/2024	2,000,000	1,990,800	0.7%
U.S. Treasury	3.88%	03/31/2025	2,000,000	1,977,578	0.7%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,888,359	0.7%
U.S. Treasury	1.88%	07/31/2026	2,000,000	1,882,891	0.7%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,855,391	0.7%
U.S. Treasury	1.25%	05/15/2050	3,500,000	1,794,160	0.6%
U.S. Treasury	2.25%	11/15/2024	1,500,000	1,472,812	0.5%
U.S. Treasury	3.38%	05/15/2033	1,500,000	1,406,484	0.5%
U.S. Treasury	2.00%	02/15/2050	2,000,000	1,255,234	0.4%

Total investment in U.S. government treasury bonds				51,298,632	18.3%

Total long-term investments				273,832,555	97.7%

Total short-term securities				8,208,550	2.9%

Other assets and liabilities				(1,722,083)	-0.6%

Total net assets				280,319,022	100.0%

Net asset value as of March 31, 2024
Investor shares				$14.69
Institutional shares				$14.70

Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

Earnings per share (EPS) is a company’s net income subtracted by preferred dividends and then divided by the number of common shares it has outstanding. EPS indicates how much money a company makes for each share of its stock and is a widely used metric for estimating corporate value. EPS growth (earnings per share growth) measures the rate at which a company’s earnings per share is increasing or decreasing, expressed as a percentage.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2024 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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© 2024 Parnassus Investments, LLC. All rights reserved. PARNASSUS, PARNASSUS INVESTMENTS, and PARNASSUS FUNDS are federally registered trademarks of Parnassus Investments, LLC. The Parnassus Funds are distributed by Parnassus Funds Distributor, LLC.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800) 999-3505^www.parnassus.com